--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                 MORGAN STANLEY
                         IXIS Real Estate Capital Trust
                                    2005-HE3
                                   All records

Table of Contents

1. Range of Gross Interest Rates (%)

1. Range of Gross Interest Rates (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                Pool by
                                                 Aggregate     Aggregate     Weighted      Weighted     Weighted
                                     Number       Cut-off       Cut-off       Average      Average       Average      Weighted
                                       of           Date          Date         Gross      Remaining     Combined      Average
                                    Mortgage     Principal     Principal     Interest        Term       Original        FICO
Range of Gross Interest Rates (%)    Loans      Balance ($)     Balance      Rate (%)      (months)        LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.249                                3        989,854         0.16         5.103          356         74.19          648
---------------------------------------------------------------------------------------------------------------------------------
5.250 - 5.499                               16      4,119,231         0.65         5.386          357         77.72          698
---------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.749                               54     13,811,832         2.17         5.613          357         77.92          675
---------------------------------------------------------------------------------------------------------------------------------
5.750 - 5.999                              158     39,920,948         6.28         5.913          356         77.49          665
---------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.249                              124     30,480,284         4.80         6.119          356         78.38          666
---------------------------------------------------------------------------------------------------------------------------------
6.250 - 6.499                              196     48,467,866         7.63         6.358          355         77.21          661
---------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.749                              262     67,321,714        10.60         6.597          356         78.85          658
---------------------------------------------------------------------------------------------------------------------------------
6.750 - 6.999                              366     81,350,661        12.80         6.877          355         79.00          645
---------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.249                              201     41,059,201         6.46         7.121          356         79.87          636
---------------------------------------------------------------------------------------------------------------------------------
7.250 - 7.499                              202     42,068,976         6.62         7.346          356         81.97          632
---------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.749                              220     44,377,383         6.98         7.585          356         80.82          617
---------------------------------------------------------------------------------------------------------------------------------
7.750 - 7.999                              268     49,477,933         7.79         7.878          355         80.68          605
---------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.249                              110     17,614,494         2.77         8.104          354         80.04          604
---------------------------------------------------------------------------------------------------------------------------------
8.250 - 8.499                              145     25,161,977         3.96         8.355          357         83.91          602
---------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.749                              127     19,922,466         3.14         8.587          355         83.58          594
---------------------------------------------------------------------------------------------------------------------------------
8.750 - 8.999                              158     22,364,286         3.52         8.869          353         82.53          588
---------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.249                               94     11,818,353         1.86         9.115          353         80.77          588
---------------------------------------------------------------------------------------------------------------------------------
9.250 - 9.499                               96     11,132,802         1.75         9.365          348         84.63          592
---------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.749                              152     12,798,944         2.01         9.605          320         84.45          602
---------------------------------------------------------------------------------------------------------------------------------
9.750 - 9.999                              210     17,858,810         2.81         9.886          336         84.17          591
---------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.249                            100      9,262,137         1.46        10.111          341         82.56          564
---------------------------------------------------------------------------------------------------------------------------------
10.250 - 10.499                            121      9,394,338         1.48        10.343          323         85.53          584
---------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.749                             60      5,009,093         0.79        10.559          303         87.86          593
---------------------------------------------------------------------------------------------------------------------------------
10.750 - 10.999                             64      3,532,932         0.56        10.894          257         95.52          630
---------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.249                             20        880,485         0.14        11.106          272         85.76          591
---------------------------------------------------------------------------------------------------------------------------------
11.250 - 11.499                             28      1,588,777         0.25        11.336          330         85.45          583
---------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.749                             26      1,362,015         0.21        11.566          284         82.08          582
---------------------------------------------------------------------------------------------------------------------------------
11.750 - 11.999                             22      1,674,471         0.26        11.854          347         78.96          554
---------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.249                              2        107,665         0.02        12.072          356         88.72          567
---------------------------------------------------------------------------------------------------------------------------------
12.250 - 12.499                              1         16,541         0.00        12.490          358         99.94          615
---------------------------------------------------------------------------------------------------------------------------------
12.500 - 12.749                              3        245,529         0.04        12.500          176        100.00          659
---------------------------------------------------------------------------------------------------------------------------------
12.750 - 12.999                              1         34,759         0.01        12.990          175        100.00          626
---------------------------------------------------------------------------------------------------------------------------------
13.000 - 13.249                              2         58,943         0.01        13.000          176        100.00          611
---------------------------------------------------------------------------------------------------------------------------------
13.500 - 13.749                              1         16,982         0.00        13.500          175        100.00          599
---------------------------------------------------------------------------------------------------------------------------------
14.000 - 14.249                              1         35,966         0.01        14.000          175        100.00          638
---------------------------------------------------------------------------------------------------------------------------------
Total:                                   3,614    635,338,651       100.00         7.481          352         80.43          630
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.050
Maximum: 14.000
Weighted Average: 7.481